Exhibit 3.157

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 4
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

*050104*

| Filed in the office of | Document Number |
|---|---|
| Ross Miller<br>Secretary of State<br>State of Nevada | 20140374314-19 |
| | Filing Date and Time<br>05/22/2014 11:30 AM |
| | Entity Number<br>E0120022011-4 |

# Articles of Organization Limited-Liability Company

(PURSUANT TO NRS CHAPTER 86)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

**1. Name of Limited-Liability Company:** (must contain approved limited-liability company wording; see instructions)

Casa Linda Retirement LLC

☐ Check box if a Series Limited-Liability Company
☐ Check box if a Restricted Limited-Liability Company

**2. Registered Agent for Service of Process:** (check only one box)

☒ Commercial Registered Agent: National Registered Agents, Inc. of NV
Name

☐ Noncommercial Registered Agent (name and address below) OR ☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity

Street Address | City | Nevada | Zip Code

Mailing Address (if different from street address) | City | Nevada | Zip Code

**3. Dissolution Date:** (optional)

Latest date upon which the company is to dissolve (if existence is not perpetual):

**4. Management:** (required)

Company shall be managed by: ☐ Manager(s) OR ☒ Member(s) (check only one box)

**5. Name and Address of each Manager or Managing Member:** (attach additional page if more than 3)

1) Bridgestone Living, Inc.
Name

| Street Address | City | State | Zip Code |
|---|---|---|---|
| 27101 Puerta Real, Suite 450 | Mission Viejo | CA | 92691 |

2)
Name

Street Address | City | State | Zip Code

3)
Name

Street Address | City | State | Zip Code

**6. Effective Date and Time:** (optional)

Effective Date: May 30, 2014 Effective Time: 12:05 a.m.

**7. Name, Address and Signature of Organizer:** (attach additional page if more than 1 organizer)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

Soon Burnam
Name

X [signature]
Organizer Signature

| Address | City | State | Zip Code |
|---|---|---|---|
| 27101 Puerta Real, Suite 450 | Mission Viejo | CA | 92691 |

**8. Certificate of Acceptance of Appointment of Registered Agent:**

*I hereby accept appointment as Registered Agent for the above named Entity.*

X [signature] 5/21/14
Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity | Date

Jose Castellanos, Asst. Secretary

*This form must be accompanied by appropriate fees.*

Nevada Secretary of State NRS 86 DLLC Articles
Revised: 7-26-13

*140301*

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

Filed in the office of Document Number

20140374312-97

Filing Date and Time

Ross Miller 05/22/2014 11:30 AM

Secretary of State Entity Number

State of Nevada E0120022011-4

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Conversion

(Pursuant to NRS 92A.205)

1. Name and Jurisdiction of organization of constituent entity and resulting entity:

Casa Linda Retirement, Inc.

Name of constituent entity

Nevada Corporation

Jurisdiction Entity type *

and,

Casa Linda Retirement, LLC

Name of resulting entity

Nevada Limited Liability Company

Jurisdiction Entity type *

2. A plan of conversion has been adopted by the constituent entity In compliance with the law of the jurisdiction governing the constituent entity.

3. Location of plan of conversion: (check one)

The entire plan of conversion is attached to these articles.

The complete executed plan of conversion is on file at the registered office or principal place of business of the resulting entity.

The complete executed plan of conversion for the resulting domestic limited partnership is on file at the records office required by NRS 88.330.

* corporation, limited partnership, limited-liability limited partnership, limited-liability company or business trust.

This form must be accompanied by appropriate fees. Nevada Secretary of State 92A Conversion Page 1

Revised: 8-31-11

ROSS MILLER

Secretary of State

204 North Carson Street, Suite 1

Carson City, Nevada 89701-4520

(775) 684-5708

Website: www.nvsos.gov

Articles of Conversion

(PURSUANT TO NRS 92A.205)

USE BLACK INK ONLY—DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

4. Forwarding address where copies of process may be sent by the Secretary of State of Nevada (If a foreign entity is the resulting entity in the conversion):

Attn:

c/o:

5. Effective date and time of filling: (optional) (must not be later than 90 days after the certificate is filed)

Date: May 30, 2014 Time: 12:05 a.m.

6. Signatures • must be signed by:

1. If constituent entity is a Nevada entity: an officer of each Nevada corporation; all general partners of each Nevada limited partnership or limited-liability limited partnership; a manager of each Nevada limited-liability company with managers or one member if there are no managers; a trustee of each Nevada business trust; a managing partner of a Nevada limited-liability partnership (a.k.a. general partnership governed by NRS chapter 87).

2. If constituent entity is a foreign entity: must be signed by the constituent entity in the manner provided by the law governing it.

Casa Linda Retirement, Inc.

Name of constituent entity

Treasurer 05/21/2014

Signature Title Date

* Pursuant to NRS 92A.205(4) if the conversion takes effect on a later date specified in the articles of conversion pursuant to NRS 92A.240, the constituent document filed with the Secretary of State pursuant to paragraph (b) subsection 1 must state the name and the jurisdiction of the constituent entity and that the existence of the resulting entity does not begin until the later date. This statement must be included within the resulting entity’s articles.

FILING FEE: $350.00

IMPORTANT: Failure to included any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. Nevada Secretary of State 92A Conversion Page 2

Revised: 8-31-11

Amended

# INITIAL/ANNUAL LIST OF MANAGERS OR MANAGING MEMBERS AND STATE BUSINESS LICENSE APPLICATION OF:

ENTITY NUMBER: E0120022011-4

Casa Linda Retirement LLC

NAME OF LIMITED-LIABILITY COMPANY

FOR THE FILING PERIOD OF 03-2014 TO 03-2015

USE BLACK INK ONLY - DO NOT HIGHLIGHT

****YOU MAY FILE THIS FORM ONLINE AT www.nvsilverflume.gov****

☒ Return one file stamped copy. (If filing not accompanied by order instructions, file stamped copy will be sent to registered agent.)

*IMPORTANT: Read instructions before completing and returning this form.*

1. Print or type names and addresses, either residence or business, for all manager or managing members. A Manager, or if none, a Managing Member of the LLC must sign the form. *FORM WILL BE RETURNED IF UNSIGNED.*
2. If there are additional managers or managing members, attach a list of them to this form.
3. Return completed form with the fee of $125.00. A $75.00 penalty must be added for failure to file this form by the deadline. An annual list received more than 90 days before its due date shall be deemed an amended list for the previous year.
4. State business license fee is $200.00. Effective 2/1/2010, $100.00 must be added for failure to file form by deadline.
5. Make your check payable to the Secretary of State.
6. Ordering Copies: If requested above, one file stamped copy will be returned at no additional charge. To receive a certified copy, enclose an additional $30.00 per certification. A copy fee of $2.00 per page is required for each additional copy generated when ordering 2 or more file stamped or certified copies. Appropriate instructions must accompany your order.
7. Return the completed form to: Secretary of State, 202 North Carson Street, Carson City, Nevada 89701-4201, (775) 684-5708.
8. Form must be in the possession of the Secretary of State on or before the last day of the month in which it is due. (Postmark date is not accepted as receipt date.) Forms received after due date will be returned for additional fees and penalties. Failure to include annual list and business license fees will result in rejection of filing.

Filed in the office of Ross Miller, Secretary of State, State of Nevada

| | |
|---|---|
| Document Number | 20140461793-57 |
| Filing Date and Time | 06/25/2014 2:55 PM |
| Entity Number | E0120022011-4 |

ABOVE SPACE IS FOR OFFICE USE ONLY

ANNUAL LIST FILING FEE: $125.00 LATE PENALTY: $75.00 (if filing late) BUSINESS LICENSE FEE: $200.00 LATE PENALTY: $100.00 (if filing late)

CHECK ONLY IF APPLICABLE AND ENTER EXEMPTION CODE IN BOX BELOW

☐ Pursuant to NRS Chapter 76, this entity is exempt from the business license fee. Exemption code: ____

NOTE: If claiming an exemption, a notarized Declaration of Eligibility form must be attached. Failure to attach the Declaration of Eligibility form will result in rejection, which could result in late fees.

NRS 76.020 Exemption Codes
- 001 - Governmental Entity
- 005 - Motion Picture Company
- 006 - NRS 680B.020 Insurance Co.

| NAME | | | | MANAGER OR MANAGING MEMBER |
|---|---|---|---|---|
| CTR Partnership, L.P. | | | | |
| **ADDRESS** | **CITY** | **STATE** | **ZIP CODE** | |
| 27101 Puerta Real, Suite 400 | Mission Viejo | CA | 92691 | |

| NAME | | | | MANAGER OR MANAGING MEMBER |
|---|---|---|---|---|
| | | | | |
| **ADDRESS** | **CITY** | **STATE** | **ZIP CODE** | |
| | | | | |

| NAME | | | | MANAGER OR MANAGING MEMBER |
|---|---|---|---|---|
| | | | | |
| **ADDRESS** | **CITY** | **STATE** | **ZIP CODE** | |
| | | | | |

| NAME | | | | MANAGER OR MANAGING MEMBER |
|---|---|---|---|---|
| | | | | |
| **ADDRESS** | **CITY** | **STATE** | **ZIP CODE** | |
| | | | | |

None of the managers or managing members identified in the list of managers and managing members has been identified with the fraudulent intent of concealing the identity of any person or persons exercising the power or authority of a manager or managing member in furtherance of any unlawful conduct.

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursuant to NRS 239.330, it is a category C felony to knowingly offer any false or forged instrument for filing in the Office of the Secretary of State.

X [signature]

Signature of Manager, Managing Member or Other Authorized Signature

Title: CTR Partnership, L.P., Member, By: CareTrust GP, LLC, its General Partner, By: CareTrust REIT, Inc. its Member, By: William Wagner, Title: Chief Financial Officer

Date: 06/25/2014

Nevada Secretary of State List MgrorMem
Revised: 8-6-13